SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 26, 2000
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                             WASTE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


             0-22417                                       56-0954929
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     (Commission file Number)                         (IRS Employer ID Number)


           3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code              (919) 325-3000
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               3949 Browning Place, Raleigh, North Carolina 27609
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          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
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         On May 30, 2000, the Registrant issued a press release stating as follows:

         Waste Industries, Inc. Announces Swap With Allied Waste Industries
             RALEIGH, N.C., May 30 /PRNewswire/ -- Waste Industries, Inc. (Nasdaq: WWIN), a regional, non-hazardous solid waste services company, today announced that it has completed an asset swap with Allied Waste Industries (NYSE: AW).
             Under the terms of the agreement Waste Industries sold its collections operations in Ooltewah, Tennessee and Dalton, Georgia to Allied Waste Industries and simultaneously purchased Allied/BFI's Sampson County landfill in Roseboro, North Carolina and Fayetteville collection operations in eastern North Carolina.
             The acquisition from Allied of the Sampson County, North Carolina landfill provides us with our eighth landfill. This swap provides us with a MSW landfill in the heart of our collection operations in eastern North Carolina. Annualized revenue for this operation is approximately $10.5 million, of which approximately $5.1 is generated from our own facilities. After intercompany elimination, we expect to recognize approximately $3.7 million in 2000. The Sampson county landfill, consisting of approximately 600 acres of land, has approximately 20 million tons of capacity.
             The acquisition of Allied's hauling operation in Fayetteville, North Carolina is a "tuck-in" acquisition to our Fayetteville, North Carolina operation. This service operation is expected to add approximately $2.6 million in annualized revenues with approximately $1.7 million being recognized in 2000.
             Waste Industries sold to Allied its hauling operations located in Ooltewah, Tennessee and Dalton, Georgia. The sale of these operations will reduce future revenues by approximately $8.9 million. In addition, Waste Industries transferred to Allied its interest in the GEK landfill near Fort Payne, Alabama, which was recently developed and is being operated by Liberty Waste Services of Pittsburgh, Pennsylvania
             Lonnie C. Poole, Jr., Chairman and CEO of Waste Industries, Inc., stated, "The Sampson County Regional landfill is strategically located and provides disposal for Waste Industries collection operations, which currently deliver almost 50% of the waste to the site. We have enjoyed a long and successful relationship with officials in Sampson County and the City of Fayetteville. In Fayetteville, the Waste Industries operations will be relocated to the Allied/BFI facilities, which are large enough for the combined operations. This swap is of great strategic importance to both Waste Industries and Allied/BFI. We currently have 16 collection operations and 9 transfer stations which can use this landfill. Likewise, Allied has numerous facilities in close proximity to the GEK landfill. It's a win-win for everyone."

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             Waste Industries, Inc. is a vertically integrated solid waste services company that provides collection, transfer, disposal and recycling services to commercial, industrial and residential customer locations in the states of North Carolina, South Carolina, Virginia, Tennessee, Mississippi, Alabama, Georgia and Florida.
             Certain parts of this press release are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statement will include words such as the Company "expects," "believes," "anticipates" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to risks and uncertainties, such as acquisition risks, difficulties in managing rapid growth, and weather conditions, that could cause actual results to differ materially from those currently anticipated. Consider these factors carefully in evaluating the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements.


Item 7.  Financial Statements and Exhibits.
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(a)      Financial Statements of Business Acquired. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the financial statements for the acquired business operations required by Item 7 of Form 8-K promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than August, 11, 2000, as required by Item 7.

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Exchange Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than August 11, 2000, as required by Item 7.

(c)      Exhibits.

         2.3 Purchase Agreement dated as of May 26, 2000, among the Registrant, BFI Waste Systems of North America, Inc., and Allied Waste Industries, Inc., pertaining to the purchase and sale of Sampson County Disposal, Inc.

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


         2.4 Purchase Agreement dated as of May 26, 2000, among the Registrant, BFI Waste Systems of North America, Inc., and Allied Waste Industries, Inc., pertaining to the purchase and sale of collection operations assets in Fayetteville, North Carolina.

         2.5 Purchase Agreement dated as of May 26, 2000, among Browning-Ferris Industries of Tennessee, Inc., Allied Services, LLC, the Registrant and Waste Industries of Georgia, Inc., pertaining to the purchase and sale of collection operations assets in Ooltewah, Tennessee, and Dalton, Georgia.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WASTE INDUSTRIES, INC.



Date: June 12, 2000                               /s/ Stephen C. Shaw
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                                                 Stephen C. Shaw,
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

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